Exhibit 99.1



                        CERTIFICATION OF PERIODIC REPORT


I, Michael C. Boyd, Chief Executive Officer of Longport, Inc., certify, pursuant to Section 906 of the Sarbanes- Oxley Act of 2002, 18 U.S.C. Section 1350 that:

(1) the annual report on Form 10-KSB of the Company for the annual period ending December 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78d); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: March 31, 2003


                                                /s/ Michael C. Boyd
                                                -------------------
                                                Michael C. Boyd
                                                Chief Executive Officer